                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                               OFFER TO PURCHASE
                        $48,000,000 PRINCIPAL AMOUNT OF
                    11 1/4% SENIOR UNSECURED NOTES DUE 2001
                                      AND
                               OFFER TO EXCHANGE
                        $75,000,000 PRINCIPAL AMOUNT OF
                    10 3/4% SENIOR UNSECURED NOTES DUE 2005
                                      FOR
                        $75,000,000 PRINCIPAL AMOUNT OF
                    11 1/4% SENIOR UNSECURED NOTES DUE 2001

                          AMERICA WEST AIRLINES, INC.
                PURSUANT TO THE PROSPECTUS DATED AUGUST 8, 1995

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                    NEW YORK CITY TIME, ON AUGUST 11, 1995,
                         UNLESS THE OFFER IS EXTENDED.

         To: American Bank National Association (the "Exchange Agent")

                                  Deliver to:

                             101 East Fifth Street
                           St. Paul, Minnesota 55101
                        Attn: Corporate Trust Department
                              Mr. Frank P. Leslie

     Delivery of this instrument to an address or transmission to a facsimile number other than as set forth above does not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges that he or she has received the Prospectus dated August 8, 1995 (the "Prospectus") of America West Airlines, Inc. (the "Company") and this Letter of Transmittal and the instructions hereto (this "Letter of Transmittal"), which together constitute the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, (i) to purchase an aggregate of $48,000,000 principal amount of the Company's outstanding 11 1/4% Senior Unsecured Notes due 2001 (the "Existing Notes") for cash equal to the face amount thereof plus accrued and unpaid interest to the date of purchase (the "Purchase Offer") and (ii) to exchange an aggregate of $75,000,000 principal amount of its 10 3/4% Senior Unsecured Notes due 2005 (the "New Notes") for $75,000,000 principal amount of Existing Notes (the "Exchange Offer" and, collectively with the Purchase Offer, the "Offer").

     In order for either the Purchase Offer or the Exchange Offer to be consummated, all of the Existing Notes must be validly tendered as provided herein and not withdrawn prior to 5:00 p.m., New York City time, on the date the Offer expires, which will be Friday, August 11, 1995, unless extended (the "Expiration Date"). The Offer is subject to certain conditions that may be waived by the Company. To accept the Offer a holder must tender all of the Existing Notes held by such holder and must tender such notes with respect to both the Purchase Offer and the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be used if certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by Holders. Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. Holders who wish to tender their Existing Notes must complete this Letter of Transmittal in its entirety and comply with all its terms.

     THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 12 HEREIN.

     List below the Existing Notes to which this Letter of Transmittal relates. Holders must tender all of their Existing Notes to constitute a valid tender.

--------------------------------------------------------------------------------
    DESCRIPTION OF 11 1/4% SENIOR UNSECURED NOTES DUE 2001
--------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
            (PLEASE FILL IN, IF BLANK)                     CERTIFICATE NUMBER(S)
--------------------------------------------------------------------------------
                                                  ------------------------------
                                                  ------------------------------
                                                  ------------------------------
                                                  ------------------------------
                                                  ------------------------------
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                              SPECIAL REGISTRATION
                                  INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for New Notes issued in exchange for Existing Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name

                                      ------------------------------------------
                                       (Please Print)
Address:
                                      ------------------------------------------

                                      ------------------------------------------
                                       (Include Zip Code)

                                      ------------------------------------------
                                     (Tax Identification or Social Security No.)
________________________________________________________________________________

                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for New Notes issued in exchange for Existing Notes accepted for exchange, are to be delivered to someone other than the undersigned.

Issue certificate(s) to:

Name

                                      ------------------------------------------
                                      (Please Print)
Address:
                                      ------------------------------------------

                                      ------------------------------------------
                                      (Include Zip Code)

                                      ------------------------------------------
                                     (Tax Identification or Social Security No.)

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Offer, the undersigned hereby tenders to America West Airlines, Inc. (the "Company") all of the Existing Notes held by the undersigned.

     Subject to and effective upon the acceptance by the Company of the Existing Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Existing Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Existing Note Indenture and the New Note Indenture with respect to the tendered Existing Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (i) deliver certificates for such Existing Notes to the Company, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Existing Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms of the Offer.

     The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving New Notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above) (the "Recipient"), (ii) neither the undersigned nor the Recipient (if different) has any arrangement with any person to participate in the distribution of such New Notes, and (iii) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company as defined in Rule 405 under the Securities Act. The undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes.

     The undersigned understands and agrees that the Company may terminate the Offer at any time prior to the purchase or exchange of Existing Notes if its ability to proceed with the Offer could result in a violation of applicable securities laws.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Existing Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Existing Notes and cash for those Existing Notes to be purchased by the Company pursuant to the Purchase Offer, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, purchase, assignment and transfer of tendered Existing Notes or transfer of ownership of such Existing Notes on the account books of the Trustee.

     For purposes of the Offer, the Company shall be deemed to have accepted validly tendered Existing Notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

     The undersigned understands that tenders of Existing Notes pursuant to the procedures described under the caption "The Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement among the undersigned, the Exchange Agent and the Company upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the New Notes issued in exchange for the Existing Notes accepted for exchange, any check or Existing Notes purchased in the Purchase Offer and return any certificates for Existing Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Existing Notes accepted for exchange, any check or Existing Notes purchased in the Purchase Offer and any certificates for Existing Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Existing Notes accepted for exchange, any check or Existing Notes purchased in the Purchase Offer in the name(s) of, and return any certificates for Existing Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Existing Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange or purchase any of the Existing Notes so tendered.

                                PLEASE SIGN HERE

     This Letter of Transmittal must be signed by the registered Holder(s) as his name(s) appears on the Existing Notes. If Existing Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 herein.

X
---------------------------------------------------------------   --------------
X                                                                       Date
---------------------------------------------------------------   --------------
                                                                        Date
          Signature(s) of Holder(s) or Authorized Signatory

Name(s):                                       Address:
        --------------------------------------         -------------------------

        --------------------------------------         -------------------------
          (Please Print)                                  (including Zip Code)

                                               Area Code and
Capacity:                                      Telephone Number:
          ------------------------------------                   --------------

Social Security No.:
                    -------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                              SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 1 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
(Address (including zip code) and Telephone Number(including area code) of Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)
Date:
     -----------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Existing Notes tendered herewith and such Holder(s) has not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Existing Notes are tendered for the account of an Eligible Institution. See Instruction 6. Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

     2. Delivery of this Letter of Transmittal and Existing Notes. Certificates for all Existing Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

     THE METHOD OF DELIVERY OF THE TENDERED EXISTING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF EXISTING NOTES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTER OF TRANSMITTAL OR EXISTING NOTES SHOULD BE SENT TO THE COMPANY.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Existing Notes, and withdrawal of tendered Existing Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Existing Notes for exchange and purchase. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Existing Notes. The Company's interpretation of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Existing Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the Holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

     3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of Existing Notes should be listed on a separate signed schedule attached hereto.

     4. Tender by Holder. Only a Holder of Existing Notes may tender such Existing Notes in the Offer. Any beneficial owner of Existing Notes who is not the registered Holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such owner's name or obtain a properly completed bond power from the registered Holder or properly endorsed certificates representing such Existing Notes.

     5. Complete Tenders; Withdrawals. Tenders of Existing Notes will be accepted only if all Existing Notes held by such Holder are tendered.

     Except as otherwise provided herein, tenders of Existing Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of Existing Notes in the Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the certificate number or numbers and principal amount of such Existing Notes),
(iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees) and (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Offer and no New Notes will be issued or cash delivered with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes which have been tendered but which are not accepted for exchange or purchase by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered at any time prior to the Expiration Date.

     6. Signatures on the Letter of Transmittal; Bond Powers and
Endorsements. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Existing Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

     If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Existing Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Existing Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Existing Notes tendered and the certificate or certificates for New Notes issued in exchange therefor are to be issued to the registered Holder, then such Holder need not and should not endorse any tendered Existing Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Existing Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Existing Notes listed, such Existing Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Existing Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Existing Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

     7. Special Registration and Delivery Instructions Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal, and must provide the taxpayer identification or social security number of the person named.

     8. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering Holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the New Note Indenture) shall retain 31% of payments made to the tendering Holder during the sixty-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Existing Notes are registered in more than one name), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

     Failure to complete the Substitute Form W-9 will not, by itself, cause Existing Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     9. Transfer Taxes. The Company will pay all transfer taxes, if any, imposed by Article 12 of the New York State Tax Law applicable to the exchange or purchase of Existing Notes pursuant to the Offer. If, however, certificates representing New Notes or Existing Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered Holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange or purchase of Existing Notes pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes listed in this Letter of Transmittal.

     10. Waiver of Conditions. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Offer in the case of any Existing Notes tendered.

     11. Mutilated, Lost, Stolen or Destroyed Existing Notes. Any tendering Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     12. Requests for Assistance or Additional Copies. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                         (DO NOT WRITE IN SPACE BELOW)

     ----------------------------------------------------------------------------------------------------------
          CERTIFICATE SURRENDERED             EXISTING NOTES TENDERED             EXISTING NOTES ACCEPTED
     ----------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------

Date Received                     Accepted by                        Checked by
              -------------------             ----------------------            ----------------------

Delivery Prepared by              Checked by                         Date
                     ------------               ---------------------          -----------------------

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder whose tendered Existing Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments made with respect to Existing Notes purchased pursuant to the Purchase Offer may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Existing Notes. If the Existing Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (SEE INSTRUCTION 5)

                   PAYER'S NAME: AMERICA WEST AIRLINES, INC.

--------------------------------------------------------------------------------------------------------

 SUBSTITUTE                 PART I -- TAXPAYER IDENTIFICATION NUMBER    -------------------------------
 FORM W-9                   Enter your taxpayer identification number   Social Security Number
 Department of the Treasury  in the appropriate box. For most           OR
 Internal Revenue Service   individuals, this is your social security  -------------------------------
 Payer's Request for        number. If you do not have a number, see    Employer Identification Number
 Taxpayer Identification    how to obtain a "TIN" in the enclosed
 Number (TIN)               Guidelines.
 and Certification          NOTE: If the account is in more than one
                            name, see the chart on page 2 of the
                            enclosed Guidelines to determine what
                            number to give.
                           -----------------------------------------------------------------------------
                            PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                           -----------------------------------------------------------------------------

                            CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                            (1) The number shown on this form is my correct Taxpayer Identification
                            Number (or I am waiting for a number to be issued to me), and
                            (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
                           -----------------------------------------------------------------------------
                            SIGNATURE                                          DATE
--------------------------------------------------------------------------------------------------------
 Certification Guidelines -- You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
--------------------------------------------------------------------------------------------------------

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

SIGNATURE _____________________________________________  DATE ________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

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